UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2009

PRIME GROUP REALTY TRUST
 (Exact name of registrant as specified in its charter)

MARYLAND	1-13589	36-4173047
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02. Termination of a Material Definitive Agreement.

As previously disclosed in Current Reports on Form 8-K filed on September 9, 2008, October 21, 2008, November 25, 2008 and December 10, 2008, Prime Group Realty Trust (the “Company”) entered into a purchase and sale agreement (as amended, the “Agreement”) with Younan Properties, Inc. and an affiliate (“Purchaser”) whereby Purchaser became obligated to purchase 180 North LaSalle Street, Chicago, Illinois (the “Property”), from the subsidiary of the Company (“Seller”) that owns the Property. The material terms of the Agreement are described in detail in the foregoing Current Reports on Form 8-K.

Pursuant to the terms of the Agreement, the Purchaser was obligated to close the transaction and purchase the Property from the Seller on February 18, 2009. The Purchaser failed to close by that deadline. On February 19, 2009, the Company sent a letter to the Purchaser stating that the Purchaser is in default under the Agreement and that the Seller is terminating the Agreement. Because the Purchaser failed to close the transaction and purchase the Property prior to the February 18, 2009 deadline, the Seller is entitled to retain as liquidated damages the $6.0 million of earnest money that the Purchaser previously deposited with the Seller, although there can be no assurances that the Purchaser will not attempt to obtain the return of the earnest money to it.

This Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management’s current views with respect to future events and financial performance. The words “believes”, “expects”, “anticipates”, “estimates”, and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company’s filings with the Securities and Exchange Commission.

The Company issued a press release on February 19, 2009 disclosing the foregoing matters set forth in this Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
No.	Description
99.1	Press Release of Prime Group Realty Trust dated February 19, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GROUP REALTY TRUST

Dated: February 19, 2009	By: /s/ Jeffrey A. Patterson
Jeffrey A. Patterson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release of Prime Group Realty Trust dated February 19, 2009.